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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (date of earliest event reported):  November 19, 1996
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                             BELL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



       California                   1-11471                    95-2039211
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(State of incorporation)    (Commission File Number)    (IRS Identification No.)



11812 San Vicente Blvd.,  Suite 300              Los Angeles, Calif   90049
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(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code:  (310) 826-2355.
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                N/A
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(Former name or former address, if changed since last report.)
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Item 6.    Resignation of Registrant's Directors.


           On November 19, 1996, the Company announced the resignation of Bruce
M. Jaffe, President and Chief Operating Officer and a member of the Board of Directors. A copy of the press release is attached hereto as Exhibit 17.

Item 7.    Exhibit.

           (c)     Exhibit.

                   (17) Press Release announcing the resignation of Bruce M. Jaffe as President and Chief Operating Officer and Director of the Company and the appointment of Gordon Graham as President and Chief Operating Officer.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BELL INDUSTRIES, INC.




Dated:  November 25, 1996         By: /s/ TRACY A. EDWARDS
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                                      Tracy A. Edwards
                                      Vice President and Chief Financial Officer